UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2018 (Date of earliest event reported)
ImmuCell Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12934 (Commission File Number)	01-0382980 (IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine (Address of principal executive offices)		04103 (Zip Code)
207-878-2770 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 –Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; and Compensatory Arrangements of Certain Officers

On January 30, 2018, Mr. Steven T. Rosgen and Ms. Bobbi Jo Brockmann were appointed to serve as members of the Company’s Board of Directors, effective January 30, 2018. These recommendations were made by the Nominating Committee of the Board and approved by the Board of Directors.

Item 9.01 –Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
EX-99.1	Press Release of ImmuCell Corporation dated January 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2018	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
Michael F. Brigham President and CEO

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Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of ImmuCell Corporation dated January 30, 2018.

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